Notice of Proposed Amendments and Consent Solicitation
COMSTOCK MINING INC.
P.O. Box 1118
Virginia City, NV 89440

You are receiving this notice because you are a holder of outstanding shares of 7 ½% Series A-1 Convertible Preferred Stock (“Series A-1”), 7 ½% Series A-2 Convertible Preferred Stock (“Series A-2”) and/or 7 ½% Series B Convertible Preferred Stock (“Series B,” and together with the Series A-1 and Series A-2, the “Shares”) issued by Comstock Mining Inc. (the “Company”).
Your rights as a holder of the Shares are governed by the certificates of designation of rights, preferences, rights and limitations filed with the Secretary of State of the State of Nevada on or about October 20, 2010 (the “Charters”).
In order to simplify the Company’s capital structure and achieve other strategic objectives of the Company (as more fully described below), the Company has determined to propose a revision to the Charters that would cause all outstanding Shares to automatically convert into $0.000666 par value, per share, common stock of the Company (the “Common Stock”) at the Conversion Price set forth in Section 6(d) of the Charters.
In connection with the proposed amendments to the Charters, the Company has determined to make a one-time payment of 127 shares of Common Stock per Share converted. All shares of Common Stock will be delivered by the same method that dividend share payments are presently made.
Consistent with its intentions to simplify the capital structure, the Company has entered into a Restructuring Agreement (the “Restructuring Agreement”) on July 29, 2015, with Northern Comstock LLC (“Northern Comstock”), the members of Northern Comstock and other entities affiliated with our Chairman and largest shareholder, John V. Winfield. Pursuant to the Restructuring Agreement, the Company’s shareholders party thereto agreed to consent to the proposed amendments to the Charters thereby eliminating the special voting rights and Board representation rights associated with the Series A-1 and the Company and the other members of Northern Comstock have agreed to amend the terms of the operating agreement for Northern Comstock (the "Operating Agreement") to reduce the Company's remaining capital contributions and permit such capital contributions to be made in the form of Common Stock. The foregoing description of the Restructuring Agreement does not purport to be complete and is qualified in its entirety by the full text of the Restructuring Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 29, 2015, and is incorporated herein by reference.
The purpose and strategic objectives of the revisions to the Charters and the amendments to the Operating Agreement are to : (i) create a simpler, more efficient, effective and liquid capital structure for the Company, that is more typical of similar companies, more attractive to value investors and better positioned to enhance the value of the Company for all shareholders; (ii) reduce the Company's remaining obligations under the Operating Agreement; (iii) eliminate the dilution caused by dividends payable on the Shares; (iv) strengthen the Company’s balance sheet; (v) enhance the overall quality of governance by increasing the industry experience, enhancing the independence of all Board members, eliminating the special voting and representation rights associated with the Series A-1; and (vi) position the Company to capitalize on near term industry and business opportunities.
Pursuant to Section 8(a)(vi) of the Charters, the affirmative vote of the holders of a majority of the then outstanding Shares (which shall, as long as the Winfield Group (as defined in the Charters) still holds at least 25% of the Shares that were originally issued, include the Winfield Group) is required to amend the Company’s certificate of incorporation, by-laws or the certificate of designation of any of the Shares in any manner that materially affects any of the rights, preferences or privileges of the holders of such Shares. A majority of the holders of the Shares, including the Winfield Group, have indicated their intention to authorize the amendments described in this notice.
In order to revise the Charters to cause all outstanding Shares to automatically convert into Common Stock at the Conversion Price set forth in Section 6(d) of the Charters, the Section 6(b) of each of the Charters shall be amended and restated as follows:
“Automatic Conversion. Notwithstanding any provision contained herein to the contrary, if: (i) the Corporation shall have received written authorization from the holders of a majority of the then outstanding Parity Securities (including the Winfield Group) to amend this Certificate of Designation; and (ii) the Corporation shall have provided instructions to its transfer agent to deliver a special dividend of 127 shares of Common Stock per share of the Parity Securities to each holder thereof, then all outstanding shares of Parity Securities shall automatically be converted into shares of Common Stock, based on the then-effective Conversion Price. Each Holder shall deliver the certificate(s) representing all of its shares of Parity Securities to the Corporation in accordance with a letter of transmittal or other instructions provided by the Corporation. Shares of Parity Securities converted into Common Stock pursuant to this Section 6(b) shall be canceled and shall not be reissued. Not later than ten (10) Trading Days after receipt of each Holder’s shares of Parity Securities, the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions or, if an account is designated by such Holder, Conversion Shares delivered electronically through the Depository Trust Company or another established clearing corporation performing similar functions.”
The revision to the Charters, described above, will be approved by written consent if holders holding a majority of the Shares submit written consents in favor of such actions on or prior to August 26, 2015. There will be no shareholders’ meeting to vote, and instead the Company is requesting that you fill out and return the consent card attached to this notice to indicate your vote with respect to such revisions.
Consents will be tabulated by the Company. The enclosed consent, if executed and returned, will be counted as set forth as directed in the consent. YOUR CONSENT IS IRREVOCABLE.
There are no rights of appraisal or similar rights of dissenters with respect to the matter to be voted upon pursuant to this consent solicitation.
By the order of the Board of Directors

/s/ Corrado De Gasperis
Corrado De Gasperis
President, CEO and Director
Virginia City, Nevada
July 29, 2015

PLEASE BE ASSURED THAT YOUR CONSENT IS IMPORTANT. TO ENSURE THAT YOUR CONSENT WILL BE COUNTED TOWARD THE NUMBER OF SHARES NECESSARY FOR MAJORITY CONSENT, PLEASE SIGN THE ENCLOSED CONSENT FORM AND RETURN TO THE COMPANY VIA THE INSTRUCTIONS SET FORTH ON THE CONSENT FORM NO LATER THAN AUGUST 26, 2015.

COMSTOCK MINING INC.
P.O. Box 1118
Virginia City, Nevada 89440

CONSENT CARD FOR
THE WRITTEN CONSENT IN LIEU OF A
SPECIAL MEETING OF PREFERRED STOCKHOLDERS OF
COMSTOCK MINING INC.

The undersigned, a preferred stockholder of Comstock Mining Inc., a Nevada corporation (the “Corporation”), do hereby consent to the implementation of the following resolutions, in lieu of a special Meeting of the Shareholders of the Corporation, to have the same full force and effect as if passed at a special meeting of the preferred stockholders of the Corporation. To either consent, not consent or abstain on the issue, please fill out the Consent Card and return it to the Corporation pursuant to the instructions set forth. Note that you must indicate your approval/disapproval/abstention for the matter to be passed upon by only checking ONE box. If you do not check a box or do not sign and return this Consent Card, your shares will not be voted FOR the resolutions.

Please fill out and sign this card promptly and return to the Corporation via regular mail at P.O. Box 1118, Virginia City, Nevada 89440, Attention: Investor Relations or via email at shipley@comstockmining.com.

Proposed Resolutions:

IT IS RESOLVED, that Section 6(b) of each Certificate of Designations of Preferences, Rights and Limitations, filed with the Secretary of State of the State of Nevada on or about October 20, 2010, as an amendment to Articles of Incorporation of the Corporation is hereby amended to read as follows:

“Automatic Conversion. Notwithstanding any provision contained herein to the contrary, if: (i) the Corporation shall have received written authorization from the holders of a majority of the then outstanding Parity Securities (including the Winfield Group) to amend this Certificate of Designation; and (ii) the Corporation shall have provided instructions to its transfer agent to deliver a special dividend of 127 shares of Common Stock per share of the Parity Securities to each holder thereof, then all outstanding shares of Parity Securities shall automatically be converted into shares of Common Stock, based on the then-effective Conversion Price. Each Holder shall deliver the certificate(s) representing all of its shares of Parity Securities to the Corporation in accordance with a letter of transmittal or other instructions provided by the Corporation. Shares of Parity Securities converted into Common Stock pursuant to this Section 6(b) shall be canceled and shall not be reissued. Not later than ten (10) Trading Days after receipt of each Holder’s shares of Parity Securities, the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions or, if an account is designated by such Holder, Conversion Shares delivered electronically through the Depository Trust Company or another established clearing corporation performing similar functions.”
FURTHER IT IS RESOLVED, that the officers of the Corporation hereby are, and each of them hereby is, authorized to execute and deliver any documents and take any actions necessary to comply with the terms and intent of the foregoing resolution and to consummate the transactions contemplated thereby. This consent may be executed in counterparts all of which taken together shall constitute one original consent.
Indicate vote by checkmark below:

Yes	No	Abstain
□	□	□

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of ______________, 2015.

Signature
Name of Stockholder
Title (if applicable)
Address City, State, Zip Code, Country (for cash payment)
E Mail Address
Telephone Number
Number of Preferred Shares Owned
Custodian Account Information for Conversion Shares (if shares are to be delivered electronically)